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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1999, except for Note 10, as to which the date is February 25, 1999, in the Registration Statement (Form S-1) and related Prospectus of pcOrder.com, Inc. for the registration of shares of its common stock.

                                          /s/ ERNST & YOUNG LLP

Austin, Texas
November 5, 1999